United States
                       Securities and Exchange Commission

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss. 240.14a-11 (c) or ss. 240.14a-12

                          THE RESERVE PETROLEUM COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if Other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:
      --------------------------------------------------------------------------
      2) Aggregate number of securities to which transaction applies:
      --------------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      --------------------------------------------------------------------------
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      --------------------------------------------------------------------------
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|_|   Fee paid with Preliminary Proxy Statement
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
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      --------------------------------------------------------------------------
      3) Filing Party:
      --------------------------------------------------------------------------
      4) Date Filed:
      --------------------------------------------------------------------------

                 ----------------------------------------------

                          THE RESERVE PETROLEUM COMPANY

                 ----------------------------------------------

                                 Notice of 2006
                                 Annual Meeting
                                       and
                                 Proxy Statement

                          THE RESERVE PETROLEUM COMPANY
                           6801 N. Broadway, Suite 300
                       Oklahoma City, Oklahoma 73116-9092

                                 April 21, 2006

Dear Stockholder:

      On behalf of the Board of Directors, it is my pleasure to invite you to attend the 2006 Annual Meeting of Stockholders of The Reserve Petroleum Company on Tuesday, May 23, 2006, at 3:00 p.m. local time, in Oklahoma City, Oklahoma. Information about the Annual Meeting is presented in the following pages.

      The Annual Meeting will begin with a discussion and vote on the matters set forth in the accompanying Notice of 2006 Annual Meeting of Stockholders and Proxy Statement, followed by a discussion on any other business matters that are properly brought before the Annual Meeting.

      Your vote is very important. We encourage you to read the Proxy Statement and vote your shares as soon as possible. Whether or not you plan to attend, you can be sure your shares are represented at the Annual Meeting by promptly completing, signing, dating and returning your Proxy Card in the enclosed envelope.

      If you will need special assistance at the Annual Meeting because of a disability, please contact James L. Tyler, 2nd Vice President, at (405) 848-7551.

      Thank you for your continued support of The Reserve Petroleum Company. We look forward to seeing you on May 23rd.

Sincerely,


/s/ Mason McLain

Mason McLain

Chairman of the Board and President

                                TABLE OF CONTENTS

Notice of 2006 Annual Meeting of Stockholders..............................  iii

Proxy Statement............................................................    1

      General..............................................................    1

      Voting Rights........................................................    1

      Information Relating to Directors, Nominees and Executive Officers...    2

      Security Ownership of Certain Beneficial Owners and Management.......    6

      Information Relating to the Board of Directors and Committees........    7

      Code of Ethics for Senior Officers...................................    8

      Information Regarding Communications With Auditors  .................    8

      Executive Compensation...............................................    9

      Section 16(a) Beneficial Ownership Reporting Compliance..............    9

      Independent Public Accountants.......................................   10

      Additional Information...............................................   11

                     EVERY STOCKHOLDER'S VOTE IS IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                      YOUR PROXY CARD AS SOON AS POSSIBLE.

                          THE RESERVE PETROLEUM COMPANY
                           6801 N. Broadway, Suite 300
                       Oklahoma City, Oklahoma 73116-9092

--------------------------------------------------------------------------------

                  NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

To The Stockholders:

The 2006 Annual Meeting of Stockholders of The Reserve Petroleum Company (the "Company") will be held on Tuesday, May 23, 2006, at 3:00 o'clock p.m. local time, at the offices of the Company at 6801 N. Broadway, Suite 300, Oklahoma City, Oklahoma for the following purposes:

      1. Electing nine (9) directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified; and

      2. Transacting such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 14, 2006 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

STOCKHOLDERS ARE URGED TO VOTE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENCLOSED PREPAID ENVELOPE. It is desirable that as many stockholders as possible be represented at the Annual Meeting. Consequently, whether or not you now plan to attend in person, please vote, sign, date and return the enclosed Proxy Card. If you attend the Annual Meeting, you may vote your shares in person even though you have previously signed and returned your Proxy Card.

                                        By Order of the Board of Directors,


                                        /s/ Mason McLain

                                        Mason McLain, President

------------------------------------------------------------------------------

                                 PROXY STATEMENT

------------------------------------------------------------------------------

                                     GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by The Reserve Petroleum Company (the "Company") on behalf of the Board of Directors (the "Board") for the 2006 Annual Meeting of Stockholders (the "Annual Meeting") which will be held at the principal executive offices of the Company, 6801 N. Broadway, Oklahoma City, Oklahoma 73116-9092, on Tuesday, May 23, 2006, at 3:00 p.m. local time. This Proxy Statement and Proxy Card are first being sent to the stockholders on or about April 21, 2006. The proxy will be voted at the Annual Meeting if the signer of the Proxy Card was a stockholder of record on April 14, 2006 (the "Record Date").

                                  VOTING RIGHTS

Voting rights are vested exclusively in the holders of the Company's common stock, par value $.50 per share, with each share entitled to one (1) vote on each matter coming before the Annual Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Annual Meeting. On the Record Date, there were 163,633.64 shares of common stock of the Company outstanding and entitled to be voted.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote is necessary to constitute a quorum at the Annual Meeting. The shares represented by any and all proxies received by the Company will be counted towards a quorum, notwithstanding that any such proxies contain thereon an abstention or a broker non-vote. Notwithstanding the Record Date specified above, the Company's stock transfer books will not be closed and shares may be transferred subsequent to the Record Date. However, all votes must be cast in the names of the stockholders of record on the Record Date.

All votes will be tabulated by the Inspector of Election appointed for the Annual Meeting, who will separately tabulate affirmative votes, abstentions and broker non-votes. The election of the nominees to the Board requires the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting and entitled to vote, provided a quorum is present. Proxies specifying "withheld" authority will have the same effect as a vote "against" the nominees, while a broker non-vote will have no effect.

If sufficient shares are not present to provide a quorum on May 23rd, the Annual Meeting, after the lapse of at least half an hour, will be adjourned by those present or represented and entitled to vote. Those stockholders entitled to receive notice of and to vote at the Annual Meeting will be sent written notice of an adjournment meeting to be held with a quorum of those present in person or by proxy at such meeting. Under the Restated Bylaws of the Company, any number of stockholders, in person or by proxy, will constitute a quorum at the adjournment meeting.

A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection during ordinary business hours at the offices of the Company for a period of ten (10) days preceding the Annual Meeting and at the Annual Meeting for purposes relating to the Annual Meeting.

You can ensure that your shares are voted at the Annual Meeting by submitting your instructions by completing, signing, dating and returning the enclosed Proxy Card in the envelope provided. Submitting your instructions by Proxy Card will not affect your right to attend the Annual Meeting and vote. A stockholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the Annual Meeting, by delivering a subsequent proxy, or by notifying James L. Tyler, the Inspector of Election, in writing of such revocation.

A stockholder of record on the Record Date may vote in one of the following ways:

      o     by completing and mailing the Proxy Card; or

      o     by written ballot at the Annual Meeting.

Your shares will be voted as you indicate on your Proxy Card. If you return your Proxy Card, but you do not indicate your voting preferences, the proxies will vote your shares FOR the nominees for Directors and in their discretion for such other matters as may come before the Annual Meeting.

If your shares are held in a brokerage account in your broker's name (this is called street name), you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee. Your shares should be voted by your broker or nominee as you have directed.

The Company will pass out written ballots to anyone who wants to vote at the Annual Meeting.

For additional information concerning the manner of proxy solicitation and voting, please see "Additional Information" beginning on page 11 of this Proxy Statement.

--------------------------------------------------------------------------------

       INFORMATION RELATING TO DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

Directors and Director Nominees

The nine (9) persons named below are nominees for election as Directors of the Company to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. If any nominee is unable to serve, which the Company has no reason to expect, the persons named in the accompanying Proxy Card intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee. Each nominee is currently a Director or Advisory Director and each has served continuously as a Director or Advisory Director since the date of his first election or appointment to the Board.

The Board recommends a vote FOR each nominee for Director set forth below.

The following information and the information set forth in "Executive Officers" pertains to each person's (i) age as of April 14, 2006, (ii) principal occupations for at least the past five years, and (iii) directorships in other companies.

                                                                        Position Held
                                            Position/Office Held         Continuously
    Name                          Age           With Company                Since
    ----                          ---       --------------------        -------------
(1) Mason McLain                  79        President                    May 3, 1955

(1) Robert T. McLain              76        1st Vice President           May 2, 1972

    Robert L. Savage              58        None                         May 6, 1975

(1) Jerry L. Crow                 69        None (Retired                May 4, 1982
                                            December 31, 2003)

    Marvin E. Harris, Jr.         54        None                         May 7, 1991

    William M. (Bill) Smith       47        None                         May 5, 1998

    Doug Fuller                   48        None                         May 2, 2000

    Cameron R. McLain             47        Exploration Manager          May  9, 1982

    Kyle L. McLain                51        Production Manager           May 12, 1984

(1)   Member of Executive Committee

Executive Officers

The persons named below are the executive officers of the Company and at the next Board meeting to be held on May 23, 2006, all are expected to be chosen to serve another term of office in the same capacity as they are now serving:

                                                                             Office Held
                                             Position/Office Held           Continuously
Name                              Age             With Company                  Since
----                              ---       ------------------------      -----------------
Mason McLain                      79        President                        May 6, 1969

Robert T. McLain                  76        1st Vice President               May 4, 1976

James L. Tyler                    58        2nd Vice President,            January 1, 2004
                                            Secretary/Treasurer

Mason McLain, Director and President, and Robert T. McLain, Director and Vice President, are brothers. Cameron R. McLain, Exploration Manager, and Kyle L. McLain, Production Manager, are sons of Mason McLain.

Mason McLain became President of the Company on May 6, 1969. He had previously served as 1st Vice President since May 3, 1966, and as 2nd Vice President since May 6, 1958. Mr. McLain devotes substantially all of his time to the affairs of the Company, although he is permitted to and does devote part of his time and efforts to the activities of affiliated and family organizations. These organizations are Mesquite Minerals, Inc. (formerly Royalty Pooling Company), Mid-American Oil Company, Lochbuie Holding Company and Lochbuie Limited Partnership, all of which are engaged in varying aspects of the oil and gas industry. Mr. McLain holds a Bachelors degree in Petroleum Engineering from the University of Oklahoma. Mr. McLain is also a director of Webber Investment Company, Mid-American Oil Company, Mesquite Minerals, Inc. and Lochbuie Holding Company.

Robert T. McLain has served as 1st Vice President of the Company since May 4, 1976. Prior to that date, he was Secretary-Treasurer of the Company from May 2, 1972. He is Chairman of the Board of the Mull Corporation. He had previously served as Chairman and Chief Executive Officer of Bunte' Candies, Inc. from 1972 to 1991. He devotes only a small portion of his time to the affairs of the Company. Mr. McLain holds a Bachelor of Science degree in Business Administration and a Bachelor of Law degree from the University of Oklahoma. Mr. McLain is also a director of Mid-American Oil Company, Mesquite Minerals, Inc. and Lochbuie Holding Company.

Robert L. Savage is President of Leonard Securities, Inc., a NASD Broker Dealer, which he formed. He is also President of Leonard Agency, Inc. and Leonard Investment Advisors, Inc. He was Vice President with Century Investment Group, Inc., from May, 1994 to October, 1997. He was previously employed as an Account Executive with Park Avenue Securities, Inc. from January, 1989 to May 1994. Mr. Savage has a Bachelors degree in Business Administration from Trinity University, San Antonio, Texas, and a Master of Business Administration degree from Southern Methodist University, Dallas, Texas.

Jerry L. Crow was employed by the Company from April 7, 1976, until he retired December 31, 2003. He served as Secretary-Treasurer and 2nd Vice President during his employment. Mr. Crow holds a Bachelors and Masters degree in Business Administration from West Texas A&M University and is a Certified Public
Accountant in both Texas and Oklahoma. Mr. Crow is also a director of Mid-American Oil Company and Mesquite Minerals, Inc.

Marvin E. Harris, Jr. is President of Tetron Software, a computer software company which he formed on January 3, 1994. Until that date he had been employed as President of RDA Services, Inc., a computer software company, since April 15, 1991. He was previously employed by Intel Corporation from 1984 until his resignation in 1991. Mr. Harris holds a Bachelor of Science degree from the University of Alabama, a Master of Science degree from the University of Alabama in Birmingham and a Master of Business Administration degree from Southern Methodist University.

William M. (Bill) Smith has served as Manager of Geology at Bracken Operating, LLC since 1994, and is also a part owner. He joined Bracken Exploration Co. as an Exploration Geologist in 1981, and became Vice President of Geology until 1986. In 1986, he assisted in forming Bracken Energy Company, for whom he is an employee and a part owner. Mr. Smith earned a Bachelor of Science degree in Geology from the University of Oklahoma in 1980 and was employed by Samedan Oil Corporation from 1980 through 1981.

Doug Fuller has been Sr. Vice President, Director of Business Banking for Western Oklahoma, with the Bank of Oklahoma since 1992. Before that, he was Executive Vice President, Manager of Commercial Lending, Private Banking and Special Assets with Founders Bank. Mr. Fuller has a Bachelor of Business Administration degree in Finance from the University of Oklahoma and a Masters of Business Administration degree from Oklahoma City University.

Cameron R. McLain was employed by the Company on May 9, 1982 as Exploration Manager and has served in that capacity continuously since his employment. Mr. McLain devotes substantially all of his time to Company affairs; however, he devotes a part of his time and efforts to the activities of affiliated organizations. Mr. McLain was previously employed from May, 1980 to May 1982 as a Southern Oklahoma exploration geologist for Cities Service Oil and Gas Company. Mr. McLain has a Bachelor of Science degree in Geology from the University of Oklahoma and a Master of Business Administration degree from Oklahoma City University. Mr. McLain is a director of Mid-American Oil Company and an advisory director of Mesquite Minerals, Inc.

Kyle McLain was employed as Production Manager for the Company on May 12, 1984 and continues to serve in that capacity. Mr. McLain devotes substantially all of his time to the affairs of the Company, although he spends a part of his time and efforts on the activities of affiliated organizations. Mr. McLain was previously employed as a reservoir engineer for Gulf Oil Corporation from May, 1980 to May, 1984. Mr. McLain has a Bachelor of Science degree in Petroleum Engineering from the University of Oklahoma. Mr. McLain is a director of Mesquite Minerals, Inc. and an advisory director of Mid-American Oil Company.

James L. Tyler was employed by the Company on August 1, 2003, and was elected 2nd Vice President and Secretary-Treasurer effective January 1, 2004 to replace Jerry L. Crow. Mr. Tyler devotes substantially all of his time to the affairs of the Company, although he devotes a part of his time and efforts to the activities of the affiliated organizations. Mr. Tyler was previously employed as Vice-President, Controller for Grace Petroleum Corporation from May, 1979 to May, 1994 and Controller for MCNIC Oil & Gas, Inc. from June, 1994 to April, 1999. From May, 1999 until March, 2003, he was employed as Controller for Express Ranches and Accounting Manager for Bison Drilling Company. Mr. Tyler holds a Bachelor of Science degree in Accounting from the University of Central Oklahoma, Edmond, Oklahoma and is a Certified Public Accountant in Oklahoma.

Involvement in Certain Legal Proceedings

On August 16, 2005, Robert L. Savage executed NASD Letter of Acceptance, Waiver and Consent No. E052004004203 (the "AWC") for the purpose of settling alleged violations of NASD Conduct Rules by Mr. Savage and by Leonard Securities, Inc. ("Leonard Securities"), of which he is President. Without admitting or denying the allegations or findings, Mr. Savage and Leonard Securities accepted and consented to the entry of the following findings by the NASD: (i) that during the period on or about April 11, 2002, through on or about January 9, 2003, Leonard Securities, acting through its president, Mr. Savage, failed to establish, maintain, and enforce a system of supervision reasonably designed to ensure compliance with NASD Conduct Rule 2310; (ii) that Leonard Securities had no system, other than review of daily order tickets and monthly customer statements, designed to detect mutual fund switching and short-trading of mutual funds; (iii) that reviews of daily order tickets were inadequate because mutual fund sale and purchase transactions were often entered on different days; (iv) that reviews of monthly customer statements were inadequate because the statements did not disclose commission charges or the mutual fund purchase date; and (v) that such acts, practices, and conduct constitute separate and distinct violations of NASD Conduct Rules 3010(a) and 2110 by Leonard Securities and Mr. Savage. The NASD imposed the following sanctions: (a) a monetary fine in the amount of $10,000 was assessed against Mr. Savage and Leonard Securities, jointly and severally; (b) a 10 business-day suspension of Mr. Savage from association with any NASD member in any principal capacity was imposed; and (c) Leonard Securities and Mr. Savage, jointly and severally, were required to pay restitution in the total amount of $14,259.00, which represented the excess commissions paid by the customers of Leonard Securities in the purchase of mutual funds, plus accrued interest. Mr. Savage and Leonard Securities have fully complied with the terms and conditions of the AWC. As set forth in the AWC, Mr. Savage has not previously been the subject of a formal disciplinary action by any regulatory body.

Certain Relationships and Related Transactions

The Company is affiliated by common management and ownership with Mesquite Minerals, Inc., ("Mesquite"), Mid-American Oil Company ("Mid-American"), Lochbuie Limited Partnership ("LLTD") and Lochbuie Holding Company ("LHC"). The Company also owns interests in certain producing and non-producing oil and gas properties as tenants in common with Mesquite, Mid-American and LLTD. Mason McLain and Robert T. McLain, Directors and officers of the Company, are directors and officers of Mesquite and Mid-American. Jerry Crow, a Director of the Company, is a director of Mesquite and Mid-American. Kyle McLain and Cameron
R. McLain are sons of Mason McLain, who is a more than 5% owner of the Company, and are Advisory Directors and employees of the Company. Kyle McLain is a director and employee of Mesquite and an advisory director and employee of Mid-American. Cameron R. McLain is a director and employee of Mid-American and an advisory director and employee of Mesquite. Mason McLain and Robert T. McLain, who are brothers, each own an approximate 32% limited partner interest in LLTD, and Mason McLain is president of LHC, the general partner of LLTD. Robert T. McLain is not an employee of any of the above entities, and devotes only a small amount of time conducting their business.

The above named officers, Directors and employees as a group beneficially own approximately 33% of the common stock of the Company, approximately 31% of the common stock of Mesquite, and approximately 17% of the common stock of Mid-American. These three corporations each have only one class of stock outstanding. Item 7, "Notes to Financial Statements," Note 12 to the Company's Form 10-KSB for the fiscal year ended December 31, 2005 includes additional disclosures regarding these relationships. See "Additional Information".

--------------------------------------------------------------------------------

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

--------------------------------------------------------------------------------

Security Ownership of Certain Beneficial Owners

The following table sets forth information regarding the only persons known by the Company to be beneficial owners of more than 5% of the Company's common stock as of April 14, 2006:

      Name and Address                   Amount & Nature         Percent
             of                           of Beneficial            of
      Beneficial Owner                      Ownership           Class (2)
      ----------------                      ---------           ---------

      Mason McLain (1)                   22,801 Directly          13.93
      6801 N. Broadway, Suite 300
      Oklahoma City, OK 73116-9092

      Robert T. McLain (1)               11,732 Directly           7.17
      6403 N. Grand, #203                 3,333 By Wife            2.04
      Oklahoma City OK 73116

----------

(1)   Mason McLain and Robert T. McLain are brothers.

(2) Calculations of percent of class is based on the number of shares of common stock outstanding as of April 14, 2006, excluding shares held by or for the Company.

Security Ownership of Management

The following table sets forth information regarding the Company's common stock beneficially owned by its executive officers and Directors as of April 14, 2006:

                                   Title of            Amount & Nature of           Percent
      Name                           Class            Beneficial Ownership          of Class
      ----                           -----            --------------------          --------
      Mason McLain                  Common           22,801    Owned Directly         13.93
      Robert T. McLain              Common           11,732    Owned Directly          7.17
                                                      3,333    By Wife                 2.04
      Robert L. Savage              Common            1,269    Owned Directly           .78
      Jerry L. Crow                 Common            5,379    Owned Directly          3.29
      Cameron R. McLain             Common            5,480    Owned Directly          3.35
      Kyle L. McLain                Common            5,480    Owned Directly          3.35
                                                  ---------                         --------
      All Directors                                  55,474                           33.91
                                                  =========                         ========
      All Directors and Executive Officers           55,474                           33.91
      as a Group (8 persons)

--------------------------------------------------------------------------------

          INFORMATION RELATED TO THE BOARD OF DIRECTORS AND COMMITTEES

--------------------------------------------------------------------------------

Meetings

The Board held three meetings during the Company's fiscal year ended December 31, 2005. All Directors were present at all meetings, except March 22, 2005 when Doug Fuller was absent.

Compensation

Directors are compensated on a per meeting basis and only for those Board meetings attended. The amount of compensation is set by a vote of the Directors at each Board meeting. In the years ended December 31, 2005 and December 31 2004, the Directors were compensated in the amount of $1,000 for each of the meetings attended. Officers of the Company who are also Directors do not receive additional compensation for committee meetings.

Committees

In General. The Company does not have a standing audit or compensation committees of the Board, or committees performing similar functions. The Company is a small business issuer whose securities are not quoted on NASDAQ or listed on any exchange. The Company's stock is traded by private transactions or over the counter. Over the counter bid information is quoted in the Pink Sheet Electronics Quotation Service, in the Pink Sheets OTC Market Report, and in the OTC Bulletin Board under the symbol "RSRV".

Audit  Committee.  The Company  does not have a  separately-designated  standing
Audit Committee. The entire Board acts as the Company's Audit Committee. The Board has determined that Mr. Crow is an "audit committee financial expert" as that term is defined in Item 401 (e) (2) of Regulation S-B. Mr. Crow is not "independent" as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

Nominating Committee. The Board has adopted the Company's Statement of Governance Principles and Nominating Committee Charter. Minimum qualifications for Director nominees are detailed in the Statement of Governance Principles along with procedures for stockholders to recommend Director candidates for consideration by the Nominating Committee. These two documents can be viewed on the SEC website as Appendix A and B to the Company's 2005 Proxy Statement. See "Additional Information". The Company will provide a copy of these documents to any person without charge, upon written request addressed to the Company's Secretary.

The Board has designated a Nominating Committee which consists of Mason McLain, Doug Fuller and Bill Smith. Both Mr. Fuller and Mr. Smith are "independent" as defined in Rule 4200(a)(15) of the NASDAQ listing standards. The Nominating Committee makes recommendations to the Board regarding individuals for nomination as Director and, in addition, may consider other matters relating to corporate governance. The Nominating Committee met once in March, 2006 and recommended that the current Directors be nominated to serve another one year term on the Board, with the addition of two new Directors, Cameron R. McLain and Kyle McLain, who had previously been Advisory Directors.

The Nominating Committee evaluates qualified nominees for Director using the same process regardless of whether the nominee is recommended by an officer, Director or stockholder.

--------------------------------------------------------------------------------

                       CODE OF ETHICS FOR SENIOR OFFICERS

--------------------------------------------------------------------------------

The Company has adopted a Code of Ethics for Senior Officers (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions meeting the criteria set forth in Item 406 of Regulation S-B. The Company will provide to any person without charge, upon written request addressed to the Company's Secretary, a copy of the Code of Ethics. This document can also be viewed at the SEC website as Exhibit 14 to the Company's 2005 Form 10-KSB. See "Additional Information".

--------------------------------------------------------------------------------

               INFORMATION REGARDING COMMUNICATIONS WITH AUDITORS

--------------------------------------------------------------------------------

As required by the Securities and Exchange Commission Regulation S-B, Item 306, the Board has:

      1. Reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2005 with management.

      2. Discussed with the Company's independent auditors, Murrell, Hall, McIntosh, & Co., the matters required to be discussed by Auditing Standards Board's Statement on Auditing Standards Number 61, "Communication with Audit Committees", as modified or supplemented.

      3. Received the written disclosures and letter from Murrell, Hall, McIntosh, & Co required by Independence Standards Board Standard Number 1, "Independence Discussions with Audit Committees", as modified or supplemented, and discussed with the independent accountant the independent accountant's independence.

Based on the above noted review and discussions, the Board approved the inclusion of the Company's audited financial statements, for and as of the fiscal year ended December 31, 2005, in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

The Members of the Board are Mason McLain, Robert T. McLain, Robert L. Savage, Jerry L. Crow, Marvin E. Harris, Jr., William M. Smith and Doug Fuller.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

The following table sets forth summary information regarding the compensation paid to Mason McLain, President, who functions as Chief Executive Officer. Information as to the compensation of other executive officers is not presented because no person's combined annual salary and bonus exceeded $100,000 during the year ended December 31, 2005.

                           Summary Compensation Table

                                              Annual
                                        Cash Compensation
Name and Current                     ----------------------     Long Term      All Other
Principal Position       Year        Salary          Bonus     Compensation   Compensation
------------------       ----        -------        -------    ------------   ------------
Mason McLain             2005        $56,700        $ 4,775        NONE          $ 3,000
President                2004        $56,700        $ 4,775        NONE          $ 8,435
                         2003        $58,212        $ 4,851        NONE          $ 8,435

All "Other Compensation" includes Director fees of $3,000 paid in 2005, $3,000 paid in 2004 and $3,000 paid in 2003. For 2004 and 2003, all other compensation also included $5,435 for life insurance premiums paid by the Company for a policy owned by Mason McLain.

--------------------------------------------------------------------------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

--------------------------------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons beneficially owning more than 10% of the Company's stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and with the Company. Based solely on a review of the Forms 3 and 4 and any amendments thereto furnished to the Company and written representations from the executive officers and Directors, the Company believes that all of these persons complied with their Section 16(a) filing obligations.

--------------------------------------------------------------------------------

                         INDEPENDENT PUBLIC ACCOUNTANTS

--------------------------------------------------------------------------------

In General

Effective October 14, 2005, the Company dismissed Grant Thornton LLP as the Company's independent accountants. Upon the recommendation and approval of its Board, the Company appointed Murrell, Hall, McIntosh & Co., PLLP as the Company's independent accountants, effective October 14, 2005.

Grant Thornton LLP's reports on the Company's 2003 and 2004 consolidated financial statements contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

There were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that disagreements, if not resolved to the satisfaction of Grant Thornton LLP would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

There were no reportable events with respect to the Company as described at Item 304 of Regulation S-B.

On October 14, 2005, the Company engaged Murrell, Hall, McIntosh & Co., PLLP as its certifying accountant to audit the Company's consolidated financial statements. The Company has not previously consulted with Murrell, Hall, McIntosh & Co., PLLP on items concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any subject matter of a disagreement or reportable event with Grant Thornton LLP.

The Company submitted a letter from Grant Thornton LLP addressed to the Securities and Exchange Commission stating that Grant Thornton LLP agreed with the above statements as they relate to Grant Thornton LLP.

For the current year the executive officers have recommended to the Board that it approve Murrell, Hall, McIntosh, & Co., PLLP as the Company's independent accountants. Murrell, Hall, McIntosh, & Co., PLLP served in that capacity for the year ended December 31, 2005 as discussed above.

Representatives of Murrell, Hall, McIntosh, & Co., PLLP are not expected to be at the Annual Meeting; however, if questions arise which require their comments, arrangements have been made to solicit their response.

Audit Fees

The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements by Murrell, Hall, McIntosh, & Co., PLLP for the fiscal year ended December 31, 2005 and by Grant Thornton LLP for 2004, and the reviews of the financial statements included in the Company's Form 10-QSB for those years totaled $41,201 for 2005 and $44,495 for 2004.

Audit - Related Fees

The aggregate fees billed for audit related services rendered by Grant Thornton LLP were $-0- for 2004 and $1,593 for 2005. No fees were billed for audit related services rendered by Murrell, Hall, McIntosh & Co., PLLP.

Tax Fees

The aggregate fees billed for tax services rendered by Grant Thornton LLP were $9,422 for 2004 and $8,315 for 2005. All such fees were for Federal and state income tax return preparation. No fees were billed for tax services rendered by Murrell, Hall, McIntosh & Co., PLLP.

All Other Fees

None

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

Communications Between Stockholders and the Board

The Board has designated Mr. Harris to be the independent Director to receive communications from stockholders seeking to communicate directly with the Company's outside Directors. Anyone who has a concern about the Company's conduct, or about the Company's accounting, internal accounting controls or auditing matters, may communicate that concern directly to the Company's Secretary. Those communications may be confidential or anonymous. All such concerns will be forwarded to Mr. Harris for review. The Board is committed to good governance practices.

Deadline for Stockholders for Inclusion in Next Year's Proxy Statement

Stockholder proposals intended to be presented at the 2007 Annual Meeting of Stockholders, which is scheduled for May 22, 2007, and included in the Company's proxy statement and form of proxy relating to that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received in writing by the Company at the Company's principal executive offices by Friday, December 29, 2006. Proposals should be addressed to James L. Tyler, Secretary, The Reserve Petroleum Company, 6801 N. Broadway, Suite 300, Oklahoma City, Oklahoma 73116-9092.

Other Stockholder Proposals for Presentation at Next Year's Annual Meeting

For any stockholder proposal that is not submitted to the Company for inclusion in next year's proxy statement, but is instead sought to be presented by the stockholder directly at the 2007 Annual Meeting, Rule 14a-4(c) under the Securities Exchange Act of 1934 permits management to vote proxies in its discretion if the Company: (1) receives written notice of the proposal before the close of business on March 8, 2007, and advises stockholders in the 2007 Proxy Statement about the nature of the matter and how management intends to vote on the matter, or (2) does not receive written notice of the proposal before the close of business on March 8, 2007. Notices of intention to present proposals at the 2007 Annual Meeting should be addressed to James L. Tyler, Secretary, The Reserve Petroleum Company, 6801 N. Broadway, Suite 300, Oklahoma City, Oklahoma 73116-9092.

Voting Securities

Stockholders of record at the close of business on April 14, 2006, will be eligible to vote at the Annual Meeting. The voting securities of the Company consist of its $0.50 par value common stock, of which 163,633.64 shares were outstanding on April 14, 2006. Each share outstanding on the Record Date will be entitled to one vote. Treasury shares are not voted. Individual votes of stockholders are kept private, except as appropriate to meet legal requirements. Access to proxies and other individual stockholder voting records is limited to the Inspector of Election and certain employees of the Company and its agents who must acknowledge in writing their responsibility to comply with this policy of confidentiality.

Vote Required for Approval

The election of a nominee to the Board requires the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting in person or by proxy. All other matters also require the affirmative vote of a majority of the shares of common stock voted at the Annual Meeting in person or by proxy. Abstentions, if any, will not be counted as votes cast. Therefore, they will have no effect on the outcome of the other matters to be voted on at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker non-votes will not be treated as shares present and entitled to vote on a voting matter and will have no effect on the outcome of the vote.

Manner for Voting Proxies

The shares represented by all valid proxies received by mail will be voted in the manner specified. Where specific choices are not indicated, the shares represented by all valid proxies received will be voted for the nominees for Director named in this Proxy Statement. Should any matter not described above be properly presented at the Annual Meeting, the person or persons named in the Proxy Card will vote in accordance with their judgment.

Other Matters to be Presented

The Board knows of no other matters which may be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, including any adjournment or adjournments thereof, proxies received in response to this solicitation will be voted upon such matters in the discretion of the person or persons named in the Proxy Card.

Solicitation of Proxies

The Company will bear the costs of solicitation, which are estimated to be approximately $25,000, of which amount approximately $17,000 has been spent to date. Solicitation of proxies may be made by personal interview, mail, telephone or telegram by Directors, officers, and regular employees of the Company. Copies of proxy material and of the Company's 2005 Annual Report on Form 10-KSB may also be supplied to holders of record, as well as to brokers, dealers, banks and voting trustees, or their nominees, for the purpose of soliciting proxies from the beneficial owners, and the Company will reimburse such holders for their reasonable forwarding expenses.

Electronic Access to Proxy Statement and Annual Report

A copy of the Company's 2005 Annual Report on Form 10-KSB will be furnished without charge to stockholders beneficially or of record at the close of business on April 14, 2006, on request to James L. Tyler, Secretary, at (405) 848-7551. This Proxy Statement and the Company's 2005 Annual Report on Form 10-KSB are also available on the SEC's EDGAR database at www.sec.gov

                          THE RESERVE PETROLEUM COMPANY
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  May 23, 2006
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned holder(s) of common stock of The Reserve Petroleum Company, a Delaware corporation, does hereby constitute and appoint Mason McLain and Robert T. McLain as true and lawful attorneys and proxies for the undersigned, each with full power of substitution and revocation, to vote for and in the name, place and stead of the undersigned at the Annual Meeting of Stockholders of the Company to be held at 6801 N. Broadway, Suite 300, Oklahoma City, Oklahoma, on Tuesday, May 23, 2006, at 3:00 p.m., local time, and any adjournment thereof, all of the stock of the Company which the undersigned would be entitled to vote if then personally present, hereby revoking any Proxy heretofore given.

This Proxy will confer discretionary authority to vote upon matters incidental to the conduct of the meeting, matters not known to management prior to the date of the Proxy Statement which are presented to the meeting and the approval of the form of minutes of the 2005 Annual Stockholders' Meeting.

                              Election of Directors

                                  WITHHOLD
       VOTE FOR               AUTHORITY TO VOTE          NOMINEE
       --------               -----------------          -------
          |_|                        |_|                 Mason McLain
          |_|                        |_|                 Robert T. McLain
          |_|                        |_|                 Jerry L. Crow
          |_|                        |_|                 Robert L. Savage
          |_|                        |_|                 Marvin E. Harris, Jr.
          |_|                        |_|                 William M. (Bill) Smith
          |_|                        |_|                 Doug Fuller
          |_|                        |_|                 Cameron R. McLain
          |_|                        |_|                 Kyle McLain

                   (Continued and to be signed on other side)

                           (Continued from other side)

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES.

      This Proxy may be revoked at any time before the authority granted therein is exercised; otherwise, it shall remain in full force and effect.

      IN WITNESS WHEREOF the undersigned has executed this Proxy on the ____day of _______________2006.

                                                --------------------------------
                                                Signature

                                                --------------------------------
                                                Signature if held jointly

                                                --------------------------------
                                                Address

      Please sign your name(s) exactly as it appears on your stock certificate and return this Proxy promptly to save the Company additional mailing expense. Executors, administrators, trustees, guardians and others signing in a representative capacity please give their full titles. When shares are held by joint tenants both should sign. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.